UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 14, 2022

EMCOR Group, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-8267	11-2125338
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 Merritt Seven
Norwalk,	Connecticut	06851-1092
(Address of Principal Executive Offices)		(Zip Code)

(203)	849-7800
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	EME	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On December 14, 2022, the Board of Directors (the “Board”) of EMCOR Group, Inc. (the “Company”) elected Jason R. Nalbandian, 35, as Senior Vice President and Chief Accounting Officer, effective as of January 1, 2023.

Mr. Nalbandian served as the Company’s Vice President and Chief Accounting Officer from January 1, 2022 and will serve as such until December 31, 2022. From February 18, 2019 to December 31, 2021, he served as Controller of the Company and was named Vice President effective June 11, 2020.

(d) On December 14, 2022, the Board elected Rebecca Ann Weyenberg to the Board, effective as of December 14, 2022 (the “Effective Date”).

On the Effective Date, Ms. Weyenberg will be awarded $85,000.00 worth of restricted stock units, representing a prorated amount under the Company’s Director Award Program, with the number of restricted stock units granted to be calculated based on the closing price of the Company’s common stock on the Effective Date. Such restricted stock units will be issued pursuant to a Restricted Stock Unit Award Agreement, substantially similar to the Company’s standard form of Director Restricted Stock Unit Agreement, which is filed as Exhibit 10(r) to the Company’s Annual Report on Form 10-K for the period ending December 31, 2021, and is incorporated herein by reference. Ms. Weyenberg will be compensated as a director in accordance with the Company’s compensation policy for non-employee directors as described in the Company’s Proxy Statement on Schedule 14A for its 2022 Annual Meeting of Stockholders. Ms. Weyenberg and the Company also entered into an indemnification agreement, substantially similar to the Company’s standard form of officer and director indemnification agreement, which is filed as Exhibit 10(e) to the Company’s Annual Report on Form 10-K for the period ending December 31, 2021, and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On December 15, 2022, the Company issued a press release announcing the appointment of Ms. Weyenberg to the Board. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information (including Exhibit 99.1) being furnished pursuant to this Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated December 15, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCOR Group, Inc.

Dated: December 15, 2022	By:	/s/ ANTHONY J. GUZZI
Anthony J. Guzzi
Chairman, President and
Chief Executive Officer